UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2008

Brigham Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	001-34224	75-2692967
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway Building Two, Suite 500 Austin, Texas	78730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 427-3300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

5.02(e)

Compensatory Arrangements

During 2008, Brigham Exploration Company, a Delaware corporation (the “Company”), undertook a review of its deferred compensation plans for compliance with Internal Revenue Code Section 409A (“Section 409A”), which was created as a result of the American Jobs Creation Act of 2004. The Company has amended certain of its plans and compensatory arrangements, as described below, as necessary to meet the requirements of Section 409A. These amendments affect various participants in the plans and arrangements, including each of the Company’s named executive officers listed in the Company’s proxy statement for its 2008 Annual Meeting of Stockholders: Ben M. Brigham (Chief Executive Officer, President, and Chairman of the Board), Eugene B. Shepherd, Jr. (Executive Vice President and Chief Financial Officer), Jeffrey E. Larson (Executive Vice President – Exploration), David T. Brigham (Executive Vice President – Land and Administration), and A. Lance Langford (Executive Vice President – Operations).

1997 Incentive Plan. The Company is authorized to make awards of restricted stock (“Restricted Stock”), non-qualified stock options (“NQ Options”), incentive stock options (“ISOs) and stock appreciation rights pursuant to an incentive plan, first established in 1997 and amended in 2004 (the “1997 Incentive Plan”). Effective December 19, 2008, the Board of Directors approved amendments clarifying the application of Section 409A which were set out in an amended and restated 1997 Incentive Plan. These amendments:

•	clarify the definition of “Fair Market Value” to comply with Section 409A and to reflect the fact that the Nasdaq Stock Market is now a national securities exchange;

•	provide that employees of subsidiaries not in the same controlled group with the Company may only participate in the 1997 Incentive Plan if the subsidiary for which they are performing services adopts the 1997 Incentive Plan; and

•	clarify the circumstances under which ISOs, NQ Options and stock appreciation rights may be granted in accordance with Section 409A.

In addition to the above Section 409A related amendments, an additional amendment allows for transferability of a NQ Option to certain immediate family members or related entities of a participant in the 1997 Incentive Plan with the consent of the Board of Directors.

In addition to the amendments described above, the amended and restated 1997 Incentive Plan reflects a previous amendment regarding the maximum number of shares available under the 1997 Incentive Plan, which amendment was previously approved by stockholders at the June 3, 2004 Annual Meeting of Stockholders.

The foregoing description of the amendments to the 1997 Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full 1997 Incentive Plan, as amended, which is filed as Exhibit 10.44 to this Form 8-K.

Restricted Stock Agreement. Effective December 19, 2008, the Board of Directors also approved amendments to the form of Restricted Stock Agreement (“Restricted Stock Agreement”) pursuant to which awards of Restricted Stock are made under the 1997 Incentive Plan, including awards made to the named executive officers. The Restricted Stock Agreement was amended to comply with Section 409A, and such amendments:

•	provide for immediate vesting of unvested shares of Restricted Stock in the event of a participant’s involuntary termination in connection with a Fundamental Change (as defined in the Restricted Stock Agreement); and

•	provide that no dividends or distributions will be payable on such immediately vested shares of Restricted Stock in the event of a participant’s involuntary termination in connection with a Fundamental Change.

Each of the named executive officers has entered into an amendment to his existing Restricted Stock Agreements which reflects the amendments made to the form of Restricted Stock Agreement. The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full form of Restricted Stock Agreement, as amended, which is filed as Exhibit 10.45 to this Form 8-K.

Option Agreement (Non-Qualified Stock Option). Effective December 19, 2008, the Board of Directors also approved amendments to the form of option agreement for NQ Options (“Option Agreement (Non-Qualified Stock Option)”) pursuant to which awards of NQ Options are made under the 1997 Incentive Plan, including awards made to the named executive officers. The Option Agreement (Non-Qualified Stock Option) was amended to clarify the application of Section 409A, and such amendments:

•	provide that the exercise price of a NQ Option may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant; and

•	provide for limitations on the extensions of the exercise of NQ Options.

In addition to the above Section 409A related amendments, an additional amendment allows for transferability of a NQ Option in accordance with the 1997 Incentive Plan.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full form of Option Agreement (Non-Qualified Stock Option), as amended, which is filed as Exhibit 10.46 to this Form 8-K.

Option Agreement (Incentive Option). Effective December 19, 2008, the Board of Directors also approved amendments to the form of option agreement for ISOs (“Option Agreement (Incentive Option)”) pursuant to which awards of ISOs are made under the 1997

Incentive Plan, including awards made to the named executive officers. The Option Agreement (Incentive Option) was amended to clarify the application of Internal Revenue Code Section 422, and such amendments:

•	provide that the exercise price of an ISO may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant, and not less than 110% of the Fair Market Value if the optionee is a 10% shareholder; and

•	provide certain timeframes within which an ISO may be exercised after termination of employment.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full form of Option Agreement (Incentive Option), which is filed as Exhibit 10.47 to this Form 8-K.

1997 Director Stock Option Plan. The Company is authorized to make awards of NQ Options to directors pursuant to the 1997 Director Stock Option Plan, first established in 1997 and amended in 2007 (“1997 Director Stock Option Plan”). Effective December 19, 2008, the Board of Directors approved amendments clarifying the application of Section 409A which were set out in an amended and restated 1997 Director Stock Option Plan. These amendments:

•	clarify the definition of “Fair Market Value” to comply with Section 409A and to reflect the fact that the Nasdaq Stock Market is now a national securities exchange; and

•	require adjustments made to NQ Options upon certain changes to the Common Stock to be made in accordance with Section 409A.

In addition to the above Section 409A related amendments, the amended and restated 1997 Director Stock Option Plan reflects a previous amendment regarding the extension of the termination date of the 1997 Director Stock Option Plan to March 4, 2017, which amendment was previously approved by stockholders at the May 31, 2007 Annual Meeting of Stockholders.

The foregoing description of the amendments to the 1997 Director Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the full 1997 Director Stock Option Plan, which is filed as Exhibit 10.48 to this Form 8-K.

Non-Qualified Stock Option Agreement. Effective December 19, 2008, the Board of Directors also approved amendments to the form of option agreement for NQ Options (“Nonqualified Stock Option Agreement”) pursuant to which NQ Options are granted to Directors, pursuant to the 1997 Director Stock Option Plan. The Nonqualified Stock Option Agreement was amended to clarify the application of Section 409A and such amendment:

•	provides that the exercise price for NQ Options is equal to 100% of the Fair Market Value of a share of Common Stock as of the date of grant.

In addition to the above Section 409A related amendment, additional amendments allow for transferability of a Director NQ Option with the consent of the Board of Directors and allows for exercise by transferees with the consent of the Board of Directors, and clarifies that exercises of NQ Options upon certain terminations of service cannot extend beyond the option period.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full form of Nonqualified Stock Option Agreement, which is filed as Exhibit 10.49 to this Form 8-K.

Change of Control Agreement. The Company has entered into a Change of Control Agreement (“Change of Control Agreement”) with certain named executive officers including Eugene B. Shepherd, Jr. (Executive Vice President and Chief Financial Officer), Jeffrey E. Larson (Executive Vice President – Exploration), David T. Brigham (Executive Vice President – Land and Administration), and A. Lance Langford (Executive Vice President – Operations) and certain other employees and may enter into Change of Control Agreements with certain other persons from time to time providing for certain compensatory arrangements upon the occurrence of a Change of Control of the Company (as defined in the Change of Control Agreement). Effective December 19, 2008, the Board approved amendments to the form of Change of Control Agreement to comply with Section 409A and such amendments:

•	revise the timing of certain severance payments to be exempt from the provisions of Section 409A;

•	provide participants who are participating in Company-maintained hospital, surgical, medical, or dental benefit plans with continuation of such benefits on the same terms as similarly-situated current employees until the date the participant obtains other employment, provided that such coverage is nontaxable to the participant or is otherwise exempt from Section 409A;

•	limit the payment of legal fees to five years and provide that payment of such fees be made in accordance with Section 409A;

•	clarify that vesting of unvested options in the event of a Change of Control shall be automatic;

•	amend the definition of “Good Reason” to provide that the participant must notify the Company of a claim that Good Reason exists within certain time limitations in order to comply with Section 409A and to make certain other conforming changes;

•	provide for an ordering rule for purposes of Golden Parachute Payments under Internal Revenue Code Sections 280G and 4999; and

•	add a six-month delay rule if a participant is considered to be a Specified Employee entitled to receive a severance payment on account of a Separation from Service (as those terms are defined in Section 409A).

Each of the named executive officers who are party to a Change of Control Agreement has entered into an amendment to his existing Change of Control Agreements which reflects the amendments made to the form of Change of Control Agreement. The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full form of Amendment to the Change of Control Agreement, which is filed as Exhibit 10.50 to this Form 8-K.

Employment Agreement. The Company has entered into an Employment Agreement (“Employment Agreement”) with Ben M. Brigham, its Chief Executive Officer, President and Chairman of the Board. Effective December 19, 2008, the Board of Directors approved an Amendment to the Employment Agreement to comply with Section 409A which amendment was entered into by the Company and Mr. Brigham on December 23, 2008. Such amendment:

•	requires that any bonus be paid no later than March 15 following the year in which the bonus is no longer subject to a Substantial Risk of Forfeiture (as such term is defined in Section 409A);

•	requires that reimbursements of business expenses be paid no later than March 15 after the end of the calendar year in which the business expenses are incurred;

•	amends the definition of Good Reason to provide that Mr. Brigham must notify the Company of a claim that Good Reason exists within certain time limitations in order to comply with Section 409A and to make certain other conforming changes;

•	requires that the lump sum severance payments will be made upon a termination of employment which constitutes a Separation of Service (as such term is defined by Section 409A);

•	provides that Mr. Brigham will be entitled to continuation of benefits under Company-maintained hospital, surgical, medical, or dental benefit plans on the same terms as similarly-situated current employees, provided that such coverage is nontaxable to Mr. Brigham or is otherwise exempt from Section 409A; and

•	adds a six-month delay rule if Mr. Brigham is considered to be a Specified Employee entitled to receive a severance payment on account of a Separation from Service (as such terms are defined by Section 409A).

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full Amendment to the Employment Agreement, which is filed as Exhibit 10.51 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit 10.44	1997 Incentive Plan of Brigham Exploration Company (as amended effective January 1, 2009)

Exhibit 10.45	Form of Restricted Stock Agreement under the 1997 Incentive Plan of Brigham Exploration Company

Exhibit 10.46	Form of Option Agreement (Non-Qualified Stock Option) under the 1997 Incentive Plan of Brigham Exploration Company

Exhibit 10.47	Form of Option Agreement (Incentive Option) under the 1997 Incentive Plan of Brigham Exploration Company

Exhibit 10.48	Brigham Exploration Company 1997 Director Stock Option Plan (as amended effective January 1, 2009)

Exhibit 10.49	Form of Non-Qualified Stock Option Agreement under the 1997 Director Stock Option Plan

Exhibit 10.50	Form of Amendment to the Change of Control Agreement

Exhibit 10.51	Amendment to the Employment Agreement between the Company and Ben M. Brigham dated as of December 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date: December 29, 2008

By:	/s/ DAVID T. BRIGHAM

David T. Brigham

Executive Vice President –Land and Administration

INDEX TO EXHIBITS

Item Number	Exhibit

10.44	1997 Incentive Plan of Brigham Exploration Company (as amended effective January 1, 2009)

10.45	Form of Restricted Stock Agreement under the 1997 Incentive Plan of Brigham Exploration Company

10.46	Form of Option Agreement (Non-Qualified Stock Option) under the 1997 Incentive Plan of Brigham Exploration Company

10.47	Form of Option Agreement (Incentive Option) under the 1997 Incentive Plan of Brigham Exploration Company

10.48	Brigham Exploration Company 1997 Director Stock Option Plan (as amended effective January 1, 2009)

10.49	Form of Non-Qualified Stock Option Agreement under the 1997 Director Stock Option Plan

10.50	Form of Amendment to the Change of Control Agreement

10.51	Amendment to the Employment Agreement between the Company and Ben M. Brigham dated as of December 23, 2008